SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (date of earliest event reported) November 27, 1998.

                        CONTINENTAL HERITAGE CORPORATION
               (Exact name of Registrant as Specified in Charter)

                   Delaware           0-7633       75-1449332
           (State of incorporation) (Commission    (IRS Employer
                                      File Number)   Identification No.)

              2140 America's Cup Circle, Las Vegas, Nevada  89117
           (Address of Principal Executive Offices)        (Zip Code)

     Registrant's telephone number, including area code     (702) 228-8146


          Former Name or Former Address, if Changed Since Last Report


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Financial Statements

(a) Financial Statements of Business Acquired:

 The audited financial statements of Encore International, Inc. as of July 31, 1998 and the related statements of operations, changes in stockholders' deficiency and cash flows for the period December 30, 1997 (inception) to July 31, 1998 are filed as part of this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X:

 The unaudited pro forma condensed combined Balance Sheet and Statement of Operations of Continental Heritage Corporation and Encore International, Inc. for the year ended October 31, 1997 and the nine months ended July 31, 1998 are filed as a part of this Current Report form 8-K/A.

 (c) Exhibits:

  The following exhibits were filed as part of the Current Report on Form 8-K filed with the Commission on December 8, 1998:

20.1 Registrant's Schedule 14(f)(1), Information Statement Pursuant to Section 14(f) of the Securities Exchange Act of 1034 and Rule 14(f)(1) thereunder (filed with the Commission on November 15, 1998, and incorporated herein by reference).

99.1 Stock Exchange Agreement dated November 27, 1998 by and among the Company and the shareholders of Encore.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Continental Heritage Corporation   (Registrant)


Date: January 22, 1999.        By: /s/Steve Gould
                               Steve Gould,  President and
                               Principal Executive Officer


                         INDEX TO FINANCIAL STATEMENTS


                                                            Page

Encore International, Inc.:

Report of Independent Certified Public Accountants           F-1

Balance Sheet as of July 31, 1998 (audited)                  F-2

Statement of Operations for the period from
December 30, 1997 (inception) to July 31, 1998 (audited)     F-3

Statement of Changes in Stockholders' Deficiency
 for the period from December 30, 1997 (inception) to
 July 31, 1998 (audited)                                     F-4

Statement of Cash Flows for the period from
 December 30, 1997 (inception) to July 31, 1998 (audited)    F-5

Notes to Financial Statements                                F-6

Pro Forma Financial Statements:

naudited Pro Forma Condensed Combined Balance Sheet
as of July 31, 1998                                          F-9

Unaudited Pro Forma Condensed Combined Statement of
 Operations for the Nine Months Ended July 31, 1998          F-11

Notes to Unaudited Pro Forma Condensed Combined
 Financial Statements                                        F-12


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Stockholders
Encore International, Inc.

We have audited the accompanying balance sheet of Encore International, Inc. (a development stage company) as of July 31, 1998 and the related statements of operations, changes in stockholders' deficiency, and cash flows for the period December 30, 1997 (inception) to July 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Encore International, Inc. as of July 31, 1998 and the results of its operations and its cash flows for the period December 30, 1997 (inception) to July 31, 1998 in conformity with generally accepted accounting principles.



BUCHBINDER TUNICK & COMPANY LLP

November 12, 1998
(November 27, 1998 as to a portion of Note 5)

                                      F-1


                           ENCORE INTERNATIONAL, INC.
                         (A Development Stage Company)
                                 Balance Sheet
                                 July 31, 1998

                                     ASSETS

Property assets, at cost less
 accumulated depreciation of $400                 $    5,067
                                                       -----
   Total assets                                   $    5,067
                                                       =====

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY


Current liabilities:
 Accrued expenses                                 $   19,071
 Loans payable                                       127,000
                                                     -------
  Total current liabilities                          146,071

Stockholders' deficiency:
 Common stock, $.01 par value;
  50,000 shares authorized;
  10,000 shares issued and outstanding                   100
  Additional paid-in capital                             900
  Deficit accumulated during the
  development stage                                 (142,004)
                                                     -------
  Total stockholders' deficiency                    (141,004)

                                                     -------
Total liabilities and stockholders' deficiency    $    5,067
                                                       =====


See notes to financial statements.

                                      F-2

                           ENCORE INTERNATIONAL, INC.
                         (A Development Stage Company)
                            Statement of Operations
         For the period December 30, 1997 (inception) to July 31, 1998


Revenues                                          $        -
Operating expenses:
 Consulting fees                                     117,548
 Professional fees                                    24,056
 Depreciation                                            400
                                                     -------
  Total operating expenses                        $  142,004

    Net loss                                      $ (142,004)
                                                    ========

                       See notes to financial statements.

                                      F-3

                           ENCORE INTERNATIONAL, INC.
                         (A Development Stage Company)
                Statement of Changes in Stockholders' Deficiency
         For the period December 30, 1997 (inception) to July 31, 1998


                                                 Deficit
          $.01 Par Value                         Accumulated
          Common Stock                           During the     Total
          Number     Par     Additional          Development    Stockholders'
          of Shares  Value   Paid-In Capital     Stage          Deficiency

Sale of
common
stock     10,000     $ 100   $    900            $       -       $    1,000

Net loss       -         -          -             (142,004)        (142,004)
Balances,
July 31,
1998      10,000     $ 100   $    900            $(142,004)      $ (141,004)

                       See notes to financial statements.

                                      F-4

                           ENCORE INTERNATIONAL, INC.
                         (A Development Stage Company)
                            Statement of Cash Flows
         For the period December 30, 1997 (inception) to July 31, 1998


Cash flows from operating activities:
 Net loss                                                  $ (142,004)
 Adjustments to reconcile net loss to net cash
  used in operating activities:
   Depreciation                                                   400
   Increase in accrued expenses                                19,071
                                                              -------

     Total adjustments                                         19,471

   Net cash used in operating activities                     (122,533)
                                                              -------
Cash flows from investing activities:
 Purchase of property assets                                   (5,467)
                                                                -----
   Net cash used in investing activities                       (5,467)

Cash flows from financing activities:
 Proceeds from notes payable                                  127,000
 Proceeds from issuance of common stock                         1,000
                                                              -------
   Net cash provided by financing activities                  128,000
                                                              -------
Net change in cash                                                  -

Cash, December 30, 1997                                             -
                                                              -------
Cash, July 31, 1998                                        $        -
                                                             ========


                       See notes to financial statements.

                                      F-5

                           ENCORE INTERNATIONAL, INC.
                         (A Development Stage Company)
                         Notes to Financial Statements
                                 July 31, 1998


Note 1 - Organization

Encore International, Inc. (the "Company") has been in the development stage since it was organized under the laws of the State of Oklahoma on December 30, 1997. The Company will engage in the wholesale and retail distribution of nutri-ceutical and homeopathic products. It has adopted a fiscal year ending each October 31.


Note 2 - Summary of Significant Accounting Policies

Property Assets

Property is recorded at cost. Depreciation expense is calculated over the estimated useful lives of the assets by the straight-line method.

Organization Costs

The Company has elected to adopt Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities." Under these rules, costs of start-up activities and organization costs, including professional and consulting fees, are charged to operations as incurred.

Income Taxes

For income tax reporting purposes, costs of start-up activities are capitalized and amortized over a five year period beginning in the month in which business begins.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                      F-6

                           ENCORE INTERNATIONAL, INC.
                         (A Development Stage Company)
                   Notes to Financial Statements (Continued)
                                 July 31, 1998

Note 3 - Property Assets

At July 31, 1998, property assets consisted of the following

  Computer equipment                               $     4,100
   Furniture and fixtures                                1,367
                                                         -----
Total                                                    5,467

Less accumulated depreciation                             (400)

    Net property assets                            $     5,067
                                                         =====

Note 4 - Loans Payable

The Company entered into agreements with certain individuals and a limited liability company for loans totaling $127,000. The loans are non-interest bearing. Such indebtedness will be satisfied in full or in part by the transfer of shares of stock of Continental Heritage Corporation (CHC) upon completion of the exchange of shares between the Company's stockholders and CHC (Note 5).


Note 5 - Subsequent Events

On August 20, 1998, the Company entered into an agreement with Aspira 2000, Inc. (Aspira) to acquire the sellers' distributor data base, market research data, and various software used for genealogy tracking. The purchase price was $1,000. Additionally, the Company granted a key distributorship to Aspira of all distributors listed in the distributor data base.

On November 27, 1998, the Company and its stockholders entered into a Stock Exchange Agreement with Continental Heritage Corporation (CHC) whereby CHC acquired the outstanding stock of Encore in exchange for 5,500,000 shares of CHC's common stock with a maximum 2,000,000 additional common shares issuable to the Company's stockholders in the event certain sales levels are achieved by the Company during the next two years. The Company also loaned CHC $20,000. The loan is payable in one year and bears interest at 8% per annum.

                                      F-7

                           ENCORE INTERNATIONAL, INC.
                         (A Development Stage Company)
                   Notes to Financial Statements (Continued)
                                 July 31, 1998


Note 5 - Subsequent Events (Continued)

In a transaction effected on November 20, 1998, CHC effectively terminated its previously conducted real estate operations by transferring substantially all its operating assets and liabilities to its principal stockholder in satisfaction of an indebtedness owing to him. The transaction resulted in an extraordinary gain of approximately $74,000, net of a related income tax provision of approximately $20,000.

The combination will be accounted for as a reverse acquisition. Unaudited pro forma combined results of operations are summarized below, and give effect to both the extraordinary gain realized upon the transfer of assets in satisfaction of indebtedness and the issuance of 5,500,000 common shares by CHC, as if the combination had been continuously effective from November 1, 1996. Such unaudited pro forma combined operating results reflect solely the historical real estate operating results of CHC for the year ended October 31, 1997 because Encore was not organized until December 30, 1997. The unaudited pro forma combined operating results for the nine months ended July 31, 1998 include Encore's net loss of $142,004, consisting solely of costs incurred during its development stage.

                                 Year Ended          Nine Months Ended
                                 October 31,              July 31,
                                    1997              1997        1998

Rental income                    $  187,367          $  134,938  $  167,256
                                    =======             =======     =======
Income (loss) before
  extraordinary gain on
  settlement of indebtedness     $    7,877          $    8,800  $ (152,076)
                                      =====               =====     =======
 Net income (loss)               $    7,877          $    8,800  $  (77,938)
                                      =====               =====      ======
 Per common share:
  Income (loss) before
    extraordinary gain           $        -          $        -  $      (.02)
                                      =====               =====       ======
 Net income (loss)               $        -          $        -  $      (.01)
                                      =====               =====       ======


Weighted average number of
  common shares outstanding        6,873,860           6,873,860    6,873,860
                                   =========           =========    =========

                                      F-8

              Unaudited Pro Forma Condensed Combined Balance Sheet
                                 July 31, 1998

The following unaudited pro forma condensed combined financial statements combine the historical assets, liabilities, equity accounts, and operating results of Continental Heritage Corporation and Encore International, Inc. pursuant to the terms of a Stock Exchange Agreement dated November 27, 1998 (Note A). Such unaudited pro forma financial statements also reflect a November 20, 1997 transaction whereby Continental Heritage Corporation transferred substantially all its operating assets and liabilities to its principal stockholder in satisfaction of an indebtedness to him, thereby effectively terminating its previously conducted real estate operations (Note
A). The combination has been accounted for as a reverse acquisition. The pro forma financial statements assume that the resultant combination has been continuously effective from November 1, 1996. They should be read in conjunction with the related Notes to Unaudited Pro Forma Financial Statements included herein.

                       Historical   Historical
                       Continental  Encore
                       Heritage     International,  Pro Forma      Pro Forma
                       Corporation  Inc.            Adjustments    Combined
                                                     (Note B)
        ASSETS
Current assets:
 Cash                  $   47,922   $         -     (2)$  (47,922) $       -
 Miscellaneous              3,602             -     (2)    (3,602)         -
                           ------         -----            ------     ------
   Total current assets    51,524             -                            -

Property assets, at cost
less accumulated
depreciation              421,501         5,067     (2)  (421,501)     5,067

Other assets:
 Undeveloped land         260,917             -     (2)  (260,917)         -
 Future income
 tax benefits              25,388             -     (2)   (20,000)         -
                                                    (3)    (5,388)
 Miscellaneous                100             -     (3)      (100)         -
                          -------         -----            ------      -----
   Total other assets     286,405             -                            -
                          -------         -----            ------      -----
   Total assets        $  759,430   $     5,067                    $   5,067
                          =======         =====                        =====
                                      F-9

              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  (Continued)
                                 July 31, 1998

                       Historical   Historical
                       Continental  Encore
                       Heritage     International,  Pro Forma      Pro Forma
                       Corporation  Inc.            Adjustments    Combined
                                                       (Note B)
        LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
 Accounts payable
and other              $   39,795   $    19,071     (2)   (39,795) $  19,071
Loans payable                   -       127,000                      127,000
                           ------       -------                      -------
Total current liabilities  39,795       146,071                      146,071

Long-term debt due to
related party, including
accrued interest          788,285             -     (2)  (788,285)         -

Stockholders' deficiency:
Common stock -
par value $.10;
authorized -
10,000,000 shares;
issued and outstanding -
1,373,860 shares
(historical)
 and 6,873,860 shares
(pro forma)               137,386             -     (1)   550,000    687,386
Common stock -
par value $.01;
  authorized - 50,000 shares;
	issued and outstanding -
10,000 shares-                             100     (1)      (100)         -
Additional
paid-in capital           468,425           900     (1)  (469,325)         -
                                                    (1)   (80,575)
Accumulated deficit      (674,461)            -     (2)    74,138   (686,386)
                                                    (3)    (5,488)
Deficit accumulated
during the development
stage                           -      (142,004)                    (142,004)
                          -------       -------                      -------
Total stockholders'
deficiency                (68,650)     (141,004)                    (141,004)
                           ------       -------                      -------
Total liabilities
and stockholders'
deficiency             $  759,430   $     5,067                    $   5,067
                          =======         =====                        =====
                                      F-10

                     Unaudited Pro Forma Condensed Combined
                            Statement of Operations

                      Historical   Historical
                      Continental  Encore
                      Heritage     International,  Pro Forma      Pro Forma
                      Corporation  Inc.            Adjustments    Combined
                                   (1)             (Note B)

                             For the Year Ended October 31, 1997

Rental income         $ 184,367    $      -                        $   184,367
Costs and expenses      171,111           -                            171,111
                        -------        ----                            -------
Income before
provision for income
taxes                    13,256           -                             13,256
Provision for
income taxes              5,379           -                              5,379
                         ------       -----                             ------
Net income            $   7,877    $      -                        $     7,877
                         ======                                          =====
Net income per common
share (Note C)        $     .01                                    $         -
                         ======                                          =====
Weighted average
number of common
shares outstanding
(Note C)              1,373,860                                      6,873,860
                      =========                                      =========

         For the Nine Months Ended July 31, 1998

Rental income         $ 167,256    $      -                        $   167,256
                        -------      ------                            -------
Costs and expenses:
Operating costs         173,028           -         (3)     5,488      178,516
Developmental stage
expenditures                  -     142,004                            142,004
                        -------     -------                            -------
 Total costs and
  expenses              173,028     142,004                            320,520
                        -------     -------                            -------
Loss before credit
for income taxes         (5,772)   (142,004)                          (153,264)
Credit for income
taxes                    (1,188)          -                             (1,188)
                          -----     -------                            -------
Loss before
extraordinary gain
 on settlement of
indebtedness          $  (4,584)   $(142,004)                      $  (152,076)
                          =====      =======                           =======
Loss per common
share before
extraordinary
gain (Note C)         $       -                                    $      (.02)
                          =====                                        =======
Weighted average
number of common
shares outstanding
(Note C)              1,373,860                                      6,873,860
                      =========                                      =========

(1) Included in the results for the nine months ended July 31, 1998 are data from the date of organization, December 30, 1997.

                                      F-11

                          Notes To Unaudited Pro Forma
                    Condensed Combined Financial Statements

Note A- The Transactions

(a)  Stock Exchange Agreement

  On November 27, 1998, Continental Heritage Corporation and Encore International, Inc. entered into a Stock Exchange Agreement whereby Encore's stockholders exchanged all of its outstanding common shares for an aggregate 5,500,000 Continental common shares. A maximum 2,000,000 additional Continental common shares are issuable to Encore's stockholders in the event certain sales levels are achieved by the Company during the next two years. The combination will be accounted for as a reverse acquisition.

  Encore was organized on December 30, 1997, and has realized no revenues from operations. It considers itself to be a development stage company.

(b)  Transfer of Assets

  On November 20, 1998, Continental transferred substantially all its operating assets and liabilities to its principal stockholder in satisfaction of an indebtedness, including accrued interest, owing to him. As a result of this transaction, which resulted in a gain of approximately $74,000, net of income taxes of $20,000, Continental effectively terminated its previously conducted real estate operations that had represented its sole economic activity.

Note B- Pro Forma Adjustments

  The pro forma adjustments are summarized as follows:

(1) To record the issuance of 5,500,000 common shares, par value $.10, by Continental Heritage Corporation in exchange for 10,000 issued and outstanding common shares, par value $.01, of Encore International, Inc.

(2) To record the transfer by Continental of substantially all its operating assets and liabilities to its principal stockholder in satisfaction of an indebtedness owing to him. As a result of this transaction, on which a gain of approximately $74,000 will be recognized, net of related income taxes of $20,000, Continental effectively terminated its previously conducted real estate operations.

(3) To write-off certain assets which will not be realized through future operations, including a previously recognized deferred tax asset representing the estimated future tax benefits of a net operating loss carryforward that will no longer be available to Continental.

Note C- Per Share Data

Historical per share data for Continental Heritage Corporation are based on the weighted average number of common shares outstanding during the respective periods. Pro forma per share data are based on the historical weighted average number of Continental common shares outstanding, retroactively adjusted to reflect the issuance of 5,500,000 Continental common shares in exchange for all outstanding common shares of Encore International, Inc. in a combination accounted for as a reverse acquisition.